UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: March 21, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

(650) 817-9012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Secured Promissory Note and Related Agreements

On March 21, 2024, Presto Automation Inc. (“Presto” or the “Company”), together with Presto Automation, LLC, issued to Presto CA LLC (“Presto CA”) a secured promissory note in the principal amount of $4,000,000 (the “Note”), pursuant to which Presto CA agreed to make two loans totaling an aggregate of $4,000,000 to the Company. The first loan was made on March 21, 2024 in the amount of $2,000,000 (the “First Loan”) and the second loan will be made on March 30, 2024 in the amount of $2,000,000 (the “Second Loan” and, together with the First Loan, the “Loans”), subject to the conditions described below.

The Second Loan is subject to the following conditions: (1) each of the Seventh Amendment (as defined below), the Security Agreement (as defined below) and the Subordination Agreement (as defined below) remain in full force and effect and Presto is in full compliance with each of such agreements, (2) each of the representations and warranties made in the Note or in the Security Agreement by Presto are true and correct and (3) there shall not have occurred, or Presto CA shall not have become first aware, since the making of the First Loan, of any event or circumstance that has had, or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Credit Agreement (as defined below)), provided that the price per share of the Company’s common stock and its continued listing on the Nasdaq Stock Market will not constitute a Material Adverse Effect.

Maturity Date. The Loans shall be repaid no later than May 15, 2024 (the “Maturity Date”).

PIK Interest. Interest on the Note accrues by increasing principal at a rate of 12.0% per annum. On the Maturity Date, Presto will pay the interest then due by adding such outstanding interest to the aggregate principal amount of the Loans.

Security Interest. The Note is secured by a first priority lien on substantially all of the Company’s assets, pursuant to that certain security agreement, dated as of March 21, 2024, by and between the Company, Presto Automation LLC, a wholly owned subsidiary of the Company, and Presto CA (the “Security Agreement”).

The Note is subject to a subordination agreement (the “Subordination Agreement”) among Metropolitan Partners Group Administration, LLC, the administrative, payment and collateral agent (the “Agent”) for Metropolitan Levered Partners Fund VII, LP (“Levered Partners Fund”), Metropolitan Partners Fund VII, LP (“Partners Fund”), Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), Presto CA, the Company and Presto Automation LLC. Pursuant to the Subordination Agreement, (1) the Agent and the Lenders agree to subordinate their liens on the collateral to the liens of Presto CA securing the Note, (2) Presto CA agrees that, prior to repayment of amounts payable to the Lenders, it will not take any enforcement action with respect to the Note without the consent of the Agent, (3) the Agent will retain the sole right to engage in enforcement actions and otherwise manage the collateral, and (4) the Agent and/or the Lenders, at any time, may purchase the outstanding Loans, at par, without regard to any prepayment penalty or premium.

The Note is also subject to (i) a participation agreement (the “Partners Fund Participation Agreement”) between Presto CA and Partners Fund and (ii) a participation agreement (the “Levered Partners Fund Participation Agreement” and together with the Partners Fund Participation Agreement, collectively, the “Participation Agreements”) between Presto CA and Levered Partners Fund. Pursuant to the Participation Agreements, Partners Fund and Levered Partners Fund, collectively, have purchased and accepted, and Presto CA has agreed to sell and grant to Partners Fund and Levered Partners Fund, collectively, an interest in 25% of the Loans outstanding under the Note such that they will own up to a maximum interest of $1.0 million in the Note.

Seventh Amendment to Credit Agreement

On March 21, 2024, the Company entered into a Seventh Amendment (the “Seventh Amendment”) to the Credit Agreement dated as of September 21, 2022 (as subsequently amended, the “Credit Agreement”) with the Agent for the Lenders. Under the Credit Agreement, the Lenders extended term loans with a current principal amount of $51.7 million (the “Term Loans”) pursuant to the terms and subject to the conditions of the Credit Agreement.

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Pursuant to the Seventh Amendment, the Lenders agreed not to exercise remedies with respect to a number of events of default as follows:

•	prior to April 15, 2024 to the extent $2.0 million is advanced to the Company pursuant to the Note on March 21, 2024; and

•	prior to May 15, 2024 to the extent an additional $2.0 million is advanced to the Company pursuant to the Note on March 30, 2024.

Each such date being referred to as a “Forbearance Termination Date”.

The Seventh Amendment further provides that (1) the minimum unrestricted cash amount under the Credit Agreement will be zero from March 21, 2024 until the day prior to the Forbearance Termination Date and will become $10 million on the Forbearance Termination Date, and (2) an event of default by the Company under the Note will constitute an event of default under the Credit Agreement as well.

Amendment to Securities Purchase Agreement

On March 21, 2024, in connection with the issuance of the Note, the Company entered into a second amendment (the “Second Amendment”) to Purchase Agreement dated October 10, 2023, between the Company and Presto CA (the “CA Purchase Agreement”). Pursuant to the CA Purchase Agreement, the Company had issued and sold to Presto CA 1,500,000 shares of the Company’s common stock at a purchase price of $2.00 per share for an aggregate purchase price of $3.0 million. The CA Purchase Agreement contained anti-dilution provisions relating to future issuances or deemed issuances of the Company’s common stock from October 16, 2023 through April 1, 2024 at a price per share below $2.00. The Second Amendment extended that period through September 30, 2024 and affirmed that the current trigger price for anti-dilution protection is an issuance below $0.25 per share following other recent offerings by the Company.

Registration Rights Agreement

On March 21, 2024, in connection with the transactions described herein, Presto CA and the Lenders entered into a waiver and extension of registration rights (the “Extension”), pursuant to which the parties agreed to extend the deadline for the Company to register the Anti-Dilution Shares and the Forbearance Shares (each as defined in the Extension) until April 15, 2024.

The foregoing summaries of the Note, the Security Agreement, the Subordination Agreement, the Participation Agreement, the Seventh Amendment, the Second Amendment and the Extension do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the applicable agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

Amendment and Restatement of Third and Fifth Amendment Warrants

On March 4, 2024, in connection with the previously-disclosed offering of 8,533,000 shares of the Company’s common stock (the “March Common Stock Offering”) at an offering price of $0.25 per share, anti-dilution adjustments were triggered with respect to the Third Amendment Warrants (as defined below) and the Fifth Amendment Warrants (as defined below).

The “Third Amendment Warrants” were originally issued on October 10, 2023 in connection with the Third Amendment to the Credit Agreement and, upon initial issuance, entitled the Lenders to purchase 3,000,000 shares of the Company’s common stock at a purchase price of $0.01 per share. The Third Amendment Warrants have been subject to adjustments previously disclosed and, as a result of the March Common Stock Offering, became exercisable for 24,000,000 shares of the Company’s common stock. The Third Amendment Warrants contained anti-dilution provisions relating to future issuances or deemed issuances of the Company’s common stock from October 16, 2023 through April 1, 2024. That period was extended through September 30, 2024.

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The “Fifth Amendment Warrants” were originally issued on January 31, 2024 in connection with a fifth amendment to the Credit Agreement and, upon initial issuance, entitled the Lenders to purchase 5,323,298 shares of the Company’s common stock at a purchase price of $0.01 per share. The Fifth Amendment Warrants have been subject to adjustments previously disclosed and, as a result of the March Common Stock Offering, became exercisable for 8,517,278 shares of the Company’s common stock. The Fifth Amendment Warrants contained anti-dilution provisions relating to future issuances or deemed issuances of the Company’s common stock from October 16, 2023 through April 1, 2024. That period was extended through September 30, 2024.

The foregoing summaries of the Third Amendment Warrants and the Fifth Amendment Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Third Amendment Warrants and the Fifth Amendment Warrants filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Liquidity Update

The Company projects that the initial $2.0 million financed under the Note will be sufficient to fund its operations through April 15, 2024 and the additional $2.0 million will be sufficient to fund its operations through May 15, 2024.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, the Company’s ability to secure additional capital resources, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on October 11, 2023 and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Senior Secured Promissory Note, dated as of March 21, 2024, by and between Presto Automation, LLC, Presto Automation Inc. and Presto CA, LLC.
10.2	Security Agreement, dated as of March 21, 2024, by and between Presto Automation, LLC, Presto Automation Inc. and Presto CA, LLC.
10.3	Subordination Agreement, dated as of March 21, 2024, by and between Metropolitan Partners Group Administration, LLC, Presto CA LLC, Presto Automation Inc., and Presto Automation LLC.
10.4	Amendment No. 2 to Securities Purchase Agreement, dated as March 21, 2024, by and between Presto Automation Inc. and Presto CA, LLC.
10.5	Seventh Amendment to Credit Agreement, dated as of March 21, 2024, by and among Presto Automation LLC, Presto Automation Inc., the lenders party thereto and Metropolitan Partners Group Administration, LLC.
10.6	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP (originally issued on January 30, 2024).
10.7	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP (originally issued on January 30, 2024).
10.8	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP (originally issued on January 30, 2024).
10.9	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and CEOF Holdings, LP(originally issued on January 30, 2024).
10.10	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP (originally issued on October 16, 2023).
10.11	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP (originally issued on October 16, 2023).
10.12	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP (originally issued on October 16, 2023).
10.13	Amended and Restated Warrant to Purchase Common Stock, dated March 21, 2024, by and between Presto Automation Inc. and CEOF Holdings, LP (originally issued on October 16, 2023).
10.14	Waiver and Extension of Registration Rights, dated as of March 21, 2024, by and among Presto Automation Inc., Presto CA LLC, CEOF Holdings LP and certain entities affiliated with Metropolitan Partners Group Administration, LLC.
104	Cover page interactive data file (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION, INC.

Date: March 21, 2024	By:	/s/ Susan Shinoff
		Name:	Susan Shinoff
		Title:	General Counsel and Corporate Secretary

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